MASSMUTUAL SELECT FUNDS
MassMutual Select Total Return Bond Fund
MassMutual Select Strategic Bond Fund
MassMutual Select BlackRock Global Allocation Fund
MassMutual Select Diversified Value Fund
MassMutual Select Fundamental Value Fund
MM S&P 500® Index Fund
MassMutual Select Equity Opportunities Fund
MassMutual Select Fundamental Growth Fund
MassMutual Select Blue Chip Growth Fund
MassMutual Select Growth Opportunities Fund
MassMutual Select Mid-Cap Value Fund
MassMutual Select Small Cap Value Equity Fund
MassMutual Select Small Company Value Fund
MM S&P® Mid Cap Index Fund
MM Russell 2000® Small Cap Index Fund
MassMutual Select Mid Cap Growth Fund
MassMutual Select Small Cap Growth Equity Fund
MM MSCI EAFE® International Index Fund
MassMutual Select Overseas Fund
MassMutual Select T. Rowe Price International Equity Fund
Supplement dated September 25, 2019 to the
Statement of Additional Information dated February 1, 2019
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
The following footnote replaces the footnote found at the bottom of page B-119 in the section titled Valuation of Portfolio Securities:
1
The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Board may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3001M-19-08